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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 1996



                                BIRD CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         MASSACHUSETTS                      0-828                   04-3082903
      --------------------------------------------------------------------------
      (State or other jurisdiction    (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)


         1077 Pleasant Street, Norwood, MA                          02062-6714
       --------------------------------------                       ----------
      (Address of principal executive offices)                      (Zip Code)




      (Registrant's telephone number, including area code): (617) 551-0656


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)







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ITEM 5.  OTHER EVENTS

            On April 8, 1996, Bird Corporation (the "Registrant"), CertainTeed Corporation ("CertainTeed"), an indirect wholly owned subsidiary of Compagnie de Saint-Gobain, and BI Expansion Corp. ("BI Corp."), a wholly owned subsidiary of CertainTeed, agreed to amend their previous Agreement and Plan of Merger dated March 15, 1996 to provide for a two-step transaction by entering into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement").

            The transaction will be effected by a first step cash tender offer (the "Tender Offer") to purchase all outstanding shares of the Registrant's Common Stock, par value $1 per share, including the associated Common Stock purchase rights (the "Common Shares"), at a price of $7.50 per Common Share net to the seller in cash without interest thereon and all outstanding shares of the Registrant's $1.85 Cumulative Convertible Preference Stock, par value $1 per share (the "Preference Shares"), at a price of $20 plus all accrued and unpaid dividends through the expiration of the Tender Offer per Preference Share net to the seller in cash without interest thereon. The Tender Offer was commenced on April 12, 1996 and will remain open until at least May 9, 1996. The Tender Offer is conditioned upon, among other things, (i) there being validly tendered and not withdrawn prior to the expiration of the Tender Offer such number of Common Shares that would constitute at least 66-2/3% of all outstanding Common Shares (determined on a fully diluted basis on the expiration date of the Tender Offer), (ii) either (x) there being validly tendered and not withdrawn prior to the expiration of the Tender Offer such number of Preference Shares that would constitute at least 66-2/3% of all outstanding Preference Shares or (y) BI Corp. having elected to require the Registrant to call for redemption all outstanding Preference Shares in accordance with the Merger Agreement and (iii) certain regulatory approvals. The Tender Offer is expected to be completed in the middle of May 1996.

            The second step of the transaction will be a merger of BI Corp. with and into the Registrant (the "Merger") with the Registrant surviving the Merger as a subsidiary of CertainTeed. In the Merger, all Common Shares and Preference Shares not purchased in the Tender Offer or redeemed will be converted into (in the case of Common Shares) $7.50 per Common Share and (in the case of Preference Shares) $20 plus all accrued and unpaid dividends through the effective date of the Merger per Preference Share, in each case in cash without interest thereon. The Registrant's outstanding 5% Cumulative Preferred Stock, par value $100 per share, will remain issued and outstanding upon the effectiveness of the Merger and will be called for redemption and retirement as soon as practicable thereafter at a price equal to $110 per share, plus all accrued and unpaid dividends thereon as of the date of redemption and retirement. Consummation of the Merger is subject










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to certain conditions, including approval of the Merger by the Registrant's stockholders. Assuming consummation of the Tender Offer, the Merger is anticipated to be completed at the end of the second quarter of 1996, following distribution of proxy materials to the Registrant's stockholders and approval of the Merger at a special meeting of the Registrant's stockholders.

            Pursuant to the Merger Agreement, the Registrant has entered into, with American Stock Transfer & Trust Company ("AST&T"), the Fourth Amendment to Rights Agreement (the "Fourth Amendment") and the Fifth Amendment to Rights Agreement (the "Fifth Amendment" and, together with the Fourth Amendment, the "Amendments") on March 14, 1996 and April 5, 1996, respectively. The Amendments rendered the provisions of the Rights Agreement between the Registrant and The First National Bank of Boston (predecessor rights agent to AST&T) dated November 25, 1986 inapplicable to the Tender Offer and the Merger.

            The foregoing description of the Merger Agreement, including the transactions contemplated thereby, and the Amendments does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Fourth Amendment and the Fifth Amendment, copies of which are filed as
Exhibit 2, Exhibit 99.1 and Exhibit 99.2 hereto, respectively. A copy of the press release issued by the Registrant and CertainTeed on April 8, 1996 relating to the above-described transaction is filed as Exhibit 99.3 hereto. In addition, a copy of the First Amendment to Rights Agreement dated May 24, 1990 and the Second Amendment to Rights Agreement and Appointment of Successor Rights Agent dated August 30, 1994 are filed as Exhibit 99.4 and Exhibit 99.5 hereto, respectively.

            On or about April 18, 1996 Bird Incorporated, a subsidiary of the Registrant, received a grand jury subpoena issued upon application of the United States Department of Justice, Antitrust Division, for the production of certain documents. In addition, an executive officer and a senior manager of the Registrant have received grand jury subpoenas requiring the production of certain documents as well as their providing testimony before the grand jury. The Registrant and such executive officer and senior manager are in the process of evaluating the subpoena and intend to cooperate fully with the Department of Justice. It appears that the subpoena relates to an investigation of the roofing materials industry.

            Pursuant to the terms of the Merger Agreement, the Registrant has notified CertainTeed of the receipt of the above mentioned subpoenas. The Registrant is not aware of any decision
















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by CertainTeed with respect to the impact on the Merger Agreement (including the related Tender Offer and Merger) of the receipt of the subpoenas.

            A copy of the press release issued by the Registrant on April 24, 1996 relating to the receipt of the above mentioned subpoenas is filed as
Exhibit 99.6 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


            The following exhibits are filed with this Report:

Exhibit
- -------

   2 Amended and Restated Agreement and Plan of Merger dated April 8, 1996 by and among CertainTeed Corporation, BI Expansion Corp. and the Registrant (incorporated by reference to Exhibit (c)(1) of the Registrant's Solicitation/Recommendation Statement on Schedule 14D-9 dated April 12, 1996).

   99.1 Fourth Amendment to Rights Agreement dated March 14, 1996 by and between the Registrant and American Stock Transfer & Trust Company.

   99.2 Fifth Amendment to Rights Agreement dated April 8, 1996 by and between the Registrant and American Stock Transfer & Trust Company
          (incorporated by reference to Exhibit (c)(2) of the Registrant's
          Solicitation/ Recommendation Statement on Schedule 14D-9 dated April
          12, 1996).

   99.3 Press Release issued by the Registrant and CertainTeed Corporation dated April 8, 1996 (incorporated by reference to Exhibit (a)(5) of the Registrant's Solicitation/Recommendation Statement on Schedule
          14D-9 dated April 12, 1996).

   99.4 First Amendment to Rights Agreement dated May 24, 1990 by and between the Registrant and The First National Bank of Boston.

   99.5   Second Amendment to Rights Agreement and Appointment of Successor
          Rights Agent dated August 30, 1994 by and between the Registrant, The
          First National Bank of Boston and American Stock Transfer & Trust
          Company.










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     99.6 Press Release issued by the Registrant dated April 24, 1996.










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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIRD CORPORATION
                                           (Registrant)


                                           By:   /s/ Frank S. Anthony
                                                 ----------------------------
                                                 Name:  Frank S. Anthony
                                                 Title: Vice President


Date:  April 24, 1996















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

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                       Description
- -----------                       -----------

   2      Amended and Restated Agreement and Plan of Merger dated
          April 8, 1996 by and among CertainTeed Corporation, BI Expansion
          Corp. and the Registrant (incorporated by reference to Exhibit (c)(1) of the Registrant's Solicitation/Recommendation Statement on
          Schedule 14D-9 dated April 12, 1996).

   99.1 Fourth Amendment to Rights Agreement dated March 14, 1996 by and between the Registrant and American Stock Transfer & Trust Company.

   99.2 Fifth Amendment to Rights Agreement dated April 8, 1996 by and between the Registrant and American Stock Transfer & Trust Company
          (incorporated by reference to Exhibit (c)(2) of the Registrant's
          Solicitation/Recommendation Statement on Schedule 14D-9 dated April
          12, 1996).

   99.3 Press Release issued by the Registrant and CertainTeed Corporation dated April 8, 1996 (incorporated by reference to Exhibit (a)(5) of the Registrant's Solicitation/Recommendation Statement on Schedule
          14D-9 dated April 12, 1996).

   99.4 First Amendment to Rights Agreement dated May 24, 1990 by and between the Registrant and The First National Bank of Boston.

   99.5   Second Amendment to Rights Agreement and Appointment of Successor
          Rights Agent dated August 30, 1994 by and between the Registrant, The
          First National Bank of Boston and American Stock Transfer & Trust
          Company.

   99.6   Press Release issued by the Registrant dated April 24, 1996.



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